                                                                    EXHIBIT 99.1

                      IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF DELAWARE



In re:                                           :   Chapter 11
                                                 :
SLI, INC.,                                       :   Case No. 02-12608 (MFW)
CHICAGO MINIATURE OPTOELECTRONIC                 :
  TECHNOLOGIES, INC.,                            :   Jointly Administered
ELECTRO-MAG INTERNATIONAL, INC.,                 :
CHICAGO-MINIATURE LAMP-SYLVANIA                  :
  LIGHTING INTERNATIONAL, INC.,                  :
SLI LIGHTING PRODUCTS, INC.,                     :
SLI LIGHTING COMPANY,                            :
SLI LIGHTING SOLUTIONS, INC., AND                :
CML AIR, INC.,                                   :
                                                 :
                           Debtors.              :

                    NOTICE OF FILING MONTHLY OPERATING REPORT
                            FOR FISCAL NOVEMBER 2002


TO:   PARTIES SHOWN ON THE ATTACHED SERVICE LIST


            PLEASE TAKE NOTICE that on January 9, 2003 the debtors and debtors-in-possession in the above-captioned cases (i) filed with the Court the Monthly Operating Report of SLI, Inc., et al. for fiscal November 2002, covering the period from October 28, 2002 through December 1, 2002 attached hereto as Exhibit A, and (ii) transmitted a copy of the same to the parties shown on Exhibit B hereto in the manner provided.

Dated:  Wilmington, Delaware
        January 9, 2003

                                    /s/ Megan E. Cleghorn
                                    --------------------------
                                    Gregg M. Galardi (No. 2991)
                                    Robert A. Weber (No. 4013)
                                    Megan E. Cleghorn (No. 4080)
                                    SKADDEN, ARPS, SLATE, MEAGHER
                                      & FLOM LLP
                                    One Rodney Square
                                    P.O. Box 636
                                    Wilmington, Delaware 19899
                                    (302) 651-3000

                                    Attorneys for Debtors and
                                      Debtors-in-Possession

                                   EXHIBIT A

                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED DECEMBER 1, 2002



In re                                         Case Nos. 02-12599 through
SLI, INC.,                                    02-12608
CHICAGO MINIATURE OPTOELECTRONIC
TECHNOLOGIES, INC.,
ELECTRO-MAG INTERNATIONAL, INC.,              Chapter 11
CHICAGO-MINIATURE LAMP-SYLVANIA LIGHTING
INTERNATIONAL, INC.,
SLI LIGHTING PRODUCTS, INC.,                     Judge Honorable Mary F. Walrath
SLI LIGHTING COMPANY,
SLI LIGHTING SOLUTIONS, INC., AND
CML AIR, INC.,

Debtors.

Attached are the Monthly Operating Reports for the Debtors referenced below. Each Monthly Operating Report includes the following:

                                                           FORM         DOCUMENT
REQUIRED DOCUMENTS                                        NUMBER        ATTACHED
------------------                                        ------        --------

Flash Variance Report                                                      X

Schedule of Cash Disbursements                            MOR-1            X

Income Statement                                          MOR-2            X

Balance Sheet                                             MOR-3            X

Consolidated Status of Postpetition Taxes                 MOR-4a           X

Consolidated Summary of Unpaid Postpetition Debts         MOR-4b           X

Accounts Receivable Reconciliation and Aging              MOR-5a           X

Debtor Questionnaire                                      MOR-5b           X

The Debtors filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") on September 9, 2002. Fiscal October, which is covered by this report, runs from October 28, 2002 through December 1, 2002. Due to limitations of the Debtor's general ledger system, the following five Debtors are presented on a consolidated basis (SLI Inc., Chicago Miniature Optoelectronic Technologies, Inc., Electro-Mag International, Inc., Chicago-Miniature Lamp-Sylvania Lighting International, Inc., CML Air, Inc.) while the remaining three Debtors are reported separately.

MOR-1 is presented on a consolidated basis for all eight debtors, with a separate summary cash disbursement schedule breaking out each Debtor's disbursements.
MOR-4a and 5b are presented on a consolidated basis for all of the Debtors.

The Debtors have not included the following information based upon an agreement with the Office of the United States Trustee:
o MOR-1 does not include copies of bank statements, disbursement journals, or bank reconciliation's due to the voluminous nature of such materials, limitations of the Debtor's systems, and the impracticality of providing such information in the timeframe required.

o MOR-4a does not include copies of tax returns or Form 6123 payment receipts due to the burdensome nature of providing such materials. In lieu of such information, a single affidavit from the Debtors' Executive Vice President has been provided.

I declare under penalty of perjury (28 U.S.C. Section 1746) those these report and the attached documents are true and correct to the best of my knowledge and belief.

                 1/08/03      /s/ Robert J. Mancini
                ----------    --------------------------------------------------
                Date          Robert J. Mancini, Executive Vice President & CFO

IN RE: SLI INC. ET AL.                   CASE NO.: 02-12599 through 02-12608

                                 REPORTING PERIOD: Oct. 28, 2002 - Dec. 1, 2002


            CONSOLIDATED SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
                    OCTOBER 28, 2002 THROUGH DECEMBER 1, 2002

                                                            CONSOLIDATED FILING ENTITIES
                                           ------------------------------------------------------------
                                             FORECAST         ACTUALS
                                             NOVEMBER        NOVEMBER                VARIANCE
                                           ------------    ------------    ----------------------------
BEGINNING CASH                                    5,500           8,077           2,577           46.85%

RECEIPTS

     Trade                                       13,298          13,758             460            3.46%
     Intercompany                                     0               0               0
     Other Receipts                                 128              97             (31)        -24.22%
                                           ------------    ------------    ------------    ------------
        TOTAL RECEIPTS                           13,426          13,855             429            3.19%

PAYMENTS

     Payroll & Wages
        Salaries                                  1,598           1,719             121            7.57%
        Wages                                       151              88             (63)        -41.72%
        Benefits                                    355             321             (34)         -9.45%
        Severance                                     0              18              18
                                           ------------    ------------    ------------    ------------
                Sub Total                         2,104           2,146              43            2.02%

     Operating Expenses
        RM / Finished Goods / Freight             7,830           6,065          (1,765)        -22.54%
        Intercompany Payments                     2,704           3,146             442           16.35%
        Occupancy Costs                             625           1,131             506           80.96%
        Utilities                                   126             127               1            0.55%
        Insurance                                   314             316               2            0.64%
        Contract / Temporary Labour                  15              33              18          120.00%
        Commissions                                 240             212             (28)        -11.67%
        Selling                                      88             165              77           87.50%
        Corporate                                   100             112              12           12.00%
        Other                                       288             292               5            1.57%
                                           ------------    ------------    ------------    ------------
                Sub Total                        12,330          11,599            (731)         -5.93%
                                           ------------    ------------    ------------    ------------
        Total Operating Expenses                 14,434          13,745            (689)         -4.77%

     Bankruptcy
        1st Day Relief
           Critical Trade - 3rd Party                 0              22              22
           Critical Trade - Interco                   0               0               0
           Transport & Customs                        0               0               0
           Sales, Use & Other Taxes                   0               0               0
           Goods-in-transit/LC's                      0               0               0
           Reclamation                                0               0               0
           Mechanics Liens                            0               0               0
           Deposits                                   0               0               0
           Other 1st Day Relief                     900             880             (20)         -2.22%
                                           ------------    ------------    ------------    ------------
                Sub Total                           900             902               2            0.22%
        Professionals
           Bank Professionals                     1,015           1,103              88            8.67%
           Professionals                          1,485             974            (511)        -34.41%
                                           ------------    ------------    ------------    ------------
                Sub Total                         2,500           2,077            (423)        -16.92%

        DIP Fees/Interest                           303             267             (36)        -11.87%
                                           ------------    ------------    ------------    ------------
                Total Bankruptcy                  3,703           3,246            (457)        -12.34%

     Other Expenses
        Interest Expense and Fees                     5              20              15          300.00%
        Professional Fees                            37              17             (20)        -54.05%
        Taxes                                       190             136             (54)        -28.42%
        Dividends                                     0               0               0
        Other                                         0               0               0
                                           ------------    ------------    ------------    ------------
                Sub Total                           232             173             (59)        -25.43%
                                           ------------    ------------    ------------    ------------

TOTAL DISBURSEMENTS                              18,369          17,164          (1,205)         -6.56%
                                           ------------    ------------    ------------    ------------
NET CASH FLOW                                    (4,942)         (3,309)          1,633         -33.05%
                                           ------------    ------------    ------------    ------------
     Intercompany Transfers                           0               3               3
     DIP Facility Draw / (Payment)                2,442               0          (2,442)
     Min Cash                                     3,000               0          (3,000)
                                           ------------    ------------    ------------    ------------
ENDING CASH                                       3,000           4,771           1,771           59.02%
                                           ============    ============    ============    ============

DIP FACILITY

     US Facility                                 25,000          25,000               0
        Opening Balance                          11,700          11,700               0
          US Draw/Repayment                       2,442               0          (2,442)
                                           ------------    ------------    ------------
        Ending Balance                           14,142          11,700          (2,442)
                                           ============    ============    ============
          Availability                           10,858          13,300           2,442

IN RE: SLI INC. ET AL.                    CASE NO.: 02-12599 through 02-12608

                                  REPORTING PERIOD: Oct. 28, 2002 - Dec. 1, 2002


                            SCHEDULE OF DISBURSEMENTS

                                                                                           MONTHLY DISBURSEMENTS
                                                                                   -------------------------------------------
Entity                                                                             September    October    November   December
------                                                                             ---------    -------    --------   --------
   SLI Inc.                                                        02-12608        $   3,162    $ 1,354    $ 3,806
   Chicago Miniature Optoelectronic Technologies, Inc.,            02-12599            4,207      6,305      8,875
   Electro-Mag International, Inc.,                                02-12600               --         --         --
   Chicago-Miniature Lamp-Sylvania Lighting International, Inc.,   02-12602               --         --         --
   SLI Lighting Products                                           02-12603            5,121      2,830      4,483
   SLI Lighting Company                                            02-12604               --         --         --
   SLI Lighting Solutions                                          02-12605                4         --         --
   CML Air, Inc.,                                                  02-12606               --         --         --
                                                                                   ---------    -------    -------    -------
Disbursements (post filing only)                                                   $  12,494    $10,489    $17,164
                                                                                   =========    =======    =======    =======

IN RE: SLI INC.                   CASE NO.: 02-12599, 12600, 12602, 12606, 12608
                          REPORTING PERIOD: Oct. 28, 2002 - Dec. 1, 2002

                             STATEMENT OF OPERATIONS
                                    $US (000)

                                                         CUMULATIVE FILING
SLI INC.(1)                                NOVEMBER           TO DATE
-----------                              ------------    -----------------
NET SALES
      Outside Sales                      $      6,141      $     15,129
      Intercompany                                 31                87
Total                                           6,172            15,216
                                         ============      ============
COST OF GOODS SOLD                              5,701            13,378
                                         ============      ============
GROSS PROFIT                                      471             1,838
                                         ------------      ------------
Selling, General & Administration               1,115             5,831
Loss on Impairment of Assets                       --
One time cost                                   5,500            13,249
Restructuring                                                        --
                                                                     --
                                         ------------      ------------
OPERATING INCOME                               (6,144)          (17,242)
                                         ============      ============
OTHER (INCOME) EXPENSE:
      Interest Expense, net                        75             6,313
      Related Party Interest Expense                                (26)
      (Gain)/loss on sale of assets                                  --
      Minority interest                                              --
      Other, net                                                    697
                                         ------------      ------------
INCOME BEFORE TAX                              (6,219)          (24,226)
                                         ============      ============
INCOME TAXES                                       --               274
                                         ============      ============
NET INCOME                               $     (6,219)     $    (24,500)
                                         ------------      ------------

1) SLI Inc. consolidated includes the following entities: SLI Inc., Chicago Miniature Optoelectronic Technologies, Inc., Electro-Mag International, Inc., Chicago-Miniature Lamp-Sylvania Lighting International, Inc., CML Air, Inc

IN RE: SLI LIGHTING PRODUCTS              CASE NO.: 02-12603
                                  REPORTING PERIOD: Oct. 28, 2002 - Dec. 1, 2002


                             STATEMENT OF OPERATIONS
                                    $US (000)

                                                              CUMULATIVE FILING
SLI LIGHTING PRODUCTS                          NOVEMBER            TO DATE
---------------------                        ------------     -----------------
NET SALES
      Outside Sales                          $      4,507       $     11,757
      Intercompany                                     --
Total                                               4,507             11,757
                                             ============       ============
COST OF GOODS SOLD                                  3,541              9,517
                                             ============       ============
GROSS PROFIT                                          966              2,240
                                             ------------       ------------
Selling, General & Administration                     958              2,154
Loss on Impairment of Assets                           --                 --
One time cost                                          --                 --
Restructuring                                          --                 --
                                                                          --
                                             ------------       ------------
OPERATING INCOME                                        8                 86
                                             ============       ============
OTHER (INCOME) EXPENSE:
      Interest Expense, net                            --                 --
      Related Party Interest Expense                   15                  1
      (Gain)/loss on sale of assets                    --                 --
      Minority interest                                --                 --
      Other, net                                        1                  4
                                             ------------       ------------
INCOME BEFORE TAX                                      (8)                81
                                             ============       ============
INCOME TAXES                                           --                (30)
                                             ============       ============
NET INCOME                                   $         (8)      $        111
                                             ------------       ------------

IN RE: SLI LIGHTING COMPANY               CASE NO.: 02-12604
                                  REPORTING PERIOD: Oct. 28, 2002 - Dec. 1, 2002


                             STATEMENT OF OPERATIONS
                                    $US (000)

                                                         CUMULATIVE FILING
SLI LIGHTING COMPANY                       NOVEMBER           TO DATE
--------------------                     ------------    -----------------

NET SALES
      Outside Sales                      $         --       $         --
      Intercompany                                 --                 --
Total                                              --                 --
                                         ============       ============
COST OF GOODS SOLD                                 --                 --
                                         ============       ============
GROSS PROFIT                                       --                 --
                                         ------------       ------------
Selling, General & Administration                   6                 18
Loss on Impairment of Assets                       --                 --
One time cost                                      --                 --
Restructuring                                      --                 --
                                                            ------------
                                         ------------       ------------
OPERATING INCOME                                   (6)               (18)
                                         ============       ============
OTHER (INCOME) EXPENSE:
      Interest Expense, net                        (1)                (5)
      Related Party Interest Expense               --                 --
      (Gain)/loss on sale of assets                --                 --
      Minority interest                            --                 --
      Other, net                                   (3)                (9)
                                         ------------       ------------
INCOME BEFORE TAX                                  (2)                (4)
                                         ============       ============
INCOME TAXES                                       --                 --
                                         ============       ============
NET INCOME                               $         (2)      $         (4)
                                         ------------       ------------

IN RE: SLI INC. ET AL.           CASE NO.: 02-12599, 12600, 12602, 12606, 12608
                         REPORTING PERIOD: Oct. 28, 2002 - Dec. 1, 2002


                                  BALANCE SHEET
                                    $US (000)

                                                             BOOK VALUE
                                                              AT END OF
                                                              CURRENT
SLI INC.(1)                                               REPORTING MONTH
-----------                                               ---------------
                                                              NOVEMBER
                                                          ---------------
CURRENT ASSETS
          Cash and Cash Equivalents                               4,477
          Accounts Receivable                                    14,656
          Income Tax Receivable                                      --
          Receivables from Shareholder                               --
          Inventories                                            12,544
          Prepaid Income Taxes                                       --
          Prepaid Expenses and Other Current Assets               3,114
          Intercompany Receivables                              851,402
                                                           ------------
TOTAL CURRENT ASSETS                                            886,193
                                                           ------------
PROPERTY AND EQUIPMENT
          Gross PPE                                              34,324
          Less: Accumulated Depreciation                        (11,639)
                                                           ------------
TOTAL PROPERTY AND EQUIPMENT                                     22,685
                                                           ------------
OTHER ASSETS
          Investments in Subsidiary                              81,636
          Goodwill                                                2,768
          Other Intangible Assets                                 1,713
          Deferred Charges                                          810
          Other Assets                                              795
                                                           ------------
TOTAL ASSETS                                               $    996,600
                                                           ------------
CURRENT LIABILITIES
          Short Term Notes Payable                                   --
          Current Portion of Long-Term Debt                          --
          DIP Facility                                           11,700
          Current Portion of Capital Lease Obligations               --
          Accounts Payable                                        1,451
          Customer Deposits                                          --
          Accrued Legal Expenses                                     --
          Other Accrued Expenses                                 18,473
          Accrued Start-up Costs                                     --
          Accrued Income Taxes Payable                            8,223
          Short-Term Deferred Taxes                                  --
          Intercompany Payables                                  15,412
                                                           ------------
TOTAL CURRENT LIABILITIES                                        55,259
                                                           ------------
LONG-TERM DEBT, Less current portion                                 --

SUBORDINATED DEBT DUE TO RELATED PARTY,                              --
Less Current Portion                                                 --
                                                           ------------
OTHER LIABILITIES:
          Deferred Income Taxes                                   2,825
          Pension Liability                                          --
          Long term capital lease obligations                        --
          Minority interest                                          --
          Other Long-Term Liabilities                             4,226
                                                           ------------
TOTAL OTHER LIABILITIES                                           7,051
                                                           ------------
LIABILITIES SUBJECT TO COMPROMISE 3RD PARTY:                    380,143
                                                           ------------
LIABILITIES SUBJECT TO COMPROMISE INTERCOMPANY:                 419,957
                                                           ------------
STOCKHOLDER'S EQUITY
          Common Stock                                              190
          Additional Paid-in Capital                            230,150
          Retained Earnings                                     (95,960)
          Currency Translation Adjustment                          (190)
          Less:  Treasury Stock at Cost                              --
TOTAL STOCKHOLDER'S EQUITY                                      134,190
                                                           ------------
TOTAL LIABILITIES AND OWNERS EQUITY                        $    996,600
                                                           ------------

NOTE: Subject to quarter end review and adjustments.

1) SLI Inc. consolidated includes the following entities: SLI Inc., Chicago Miniature Optoelectronic Technologies, Inc., Electro-Mag International, Inc., Chicago-Miniature Lamp-Sylvania Lighting International, Inc., CML Air, Inc

IN RE: SLI LIGHTING PRODUCTS              CASE NO.: 02-12603
                                  REPORTING PERIOD: Oct. 28, 2002 - Dec. 1, 2002

                                  BALANCE SHEET
                                    $US (000)

                                                             BOOK VALUE
                                                              AT END OF
                                                              CURRENT
SLI LIGHTING PRODUCTS                                     REPORTING MONTH
---------------------                                     ---------------
                                                              NOVEMBER
                                                          ---------------
CURRENT ASSETS
          Cash and Cash Equivalents                                (175)
          Accounts Receivable                                     6,593
          Income Tax Receivable                                      --
          Receivables from Shareholder                               --
          Inventories                                            13,385
          Prepaid Income Taxes                                       --
          Prepaid Expenses and Other Current Assets                  68
          Intercompany Receivables                              192,935
                                                           ------------
TOTAL CURRENT ASSETS                                            212,806
                                                           ------------
PROPERTY AND EQUIPMENT
          Gross PPE                                               4,428
          Less: Accumulated Depreciation                           (699)
                                                           ------------
TOTAL PROPERTY AND EQUIPMENT                                      3,729
                                                           ------------
OTHER ASSETS
          Investments in Subsidiary                                  --
          Goodwill                                                   --
          Other Intangible Assets                                    --
          Deferred Charges                                           --
          Other Assets                                            3,202
                                                           ------------
TOTAL ASSETS                                               $    219,737
                                                           ------------
CURRENT LIABILITIES
          Short Term Notes Payable                                   --
          Current Portion of Long-Term Debt                          --
          DIP Facility                                               --
          Current Portion of Capital Lease Obligations               --
          Accounts Payable                                          304
          Customer Deposits                                          --
          Accrued Legal Expenses                                     --
          Other Accrued Expenses                                  2,449
          Accrued Start-up Costs                                     --
          Accrued Income Taxes Payable                                7
          Short-Term Deferred Taxes                                  --
          Intercompany Payables                                  11,189
                                                           ------------
TOTAL CURRENT LIABILITIES                                        13,949
                                                           ------------
LONG-TERM DEBT, Less current portion                                 --

SUBORDINATED DEBT DUE TO RELATED PARTY,                             213
Less Current Portion                                                 --

OTHER LIABILITIES:
          Deferred Income Taxes                                      --
          Pension Liability                                          --
          Long term capital lease obligations                        --
          Minority interest                                          --
          Other Long-Term Liabilities                                13
TOTAL OTHER LIABILITIES                                              13
                                                           ------------
LIABILITIES SUBJECT TO COMPROMISE 3RD PARTY:                      3,566
                                                           ------------
LIABILITIES SUBJECT TO COMPROMISE INTERCOMPANY:                 239,432
                                                           ------------

STOCKHOLDER'S EQUITY
          Common Stock                                               10
          Additional Paid-in Capital                             51,000
          Retained Earnings                                     (88,446)
          Currency Translation Adjustment                            --
          Less:  Treasury Stock at Cost                              --
                                                           ------------
TOTAL STOCKHOLDER'S EQUITY                                      (37,436)
                                                           ------------
TOTAL LIABILITIES AND OWNERS EQUITY                        $    219,737
                                                           ------------


NOTE: Subject to quarter end review and adjustments.

IN RE: SLI LIGHTING COMPANY               CASE NO.: 02-12604
                                  REPORTING PERIOD: Oct. 28, 2002 - Dec. 1, 2002

                                  BALANCE SHEET
                                    $US (000)

                                                             BOOK VALUE
                                                              AT END OF
                                                              CURRENT
SLI LIGHTING COMPANY                                      REPORTING MONTH
--------------------                                      ---------------
                                                              NOVEMBER
                                                          ---------------
CURRENT ASSETS
          Cash and Cash Equivalents                                  --
          Accounts Receivable                                        --
          Income Tax Receivable                                      --
          Receivables from Shareholder                               --
          Inventories                                                --
          Prepaid Income Taxes                                       --
          Prepaid Expenses and Other Current Assets                   4
          Intercompany Receivables                                4,127
                                                           ------------
TOTAL CURRENT ASSETS                                              4,131
                                                           ------------
PROPERTY AND EQUIPMENT
          Gross PPE                                                 783
          Less: Accumulated Depreciation                           (141)
                                                           ------------
TOTAL PROPERTY AND EQUIPMENT                                        642
                                                           ------------
OTHER ASSETS
          Investments in Subsidiary                                  --
          Goodwill                                                   --
          Other Intangible Assets                                    --
          Deferred Charges                                           --
          Other Assets                                              400
                                                           ------------
TOTAL ASSETS                                               $      5,173
                                                           ------------
CURRENT LIABILITIES
          Short Term Notes Payable                                   --
          Current Portion of Long-Term Debt                          --
          DIP Facility                                               --
          Current Portion of Capital Lease Obligations               --
          Accounts Payable                                           --
          Customer Deposits                                          --
          Accrued Legal Expenses                                     --
          Other Accrued Expenses                                      6
          Accrued Start-up Costs                                     --
          Accrued Income Taxes Payable                               --
          Short-Term Deferred Taxes                                  --
          Intercompany Payables                                      --
                                                           ------------
TOTAL CURRENT LIABILITIES                                             6
                                                           ------------
LONG-TERM DEBT, Less current portion                                 --

SUBORDINATED DEBT DUE TO RELATED PARTY,                              --
Less Current Portion                                                 --

OTHER LIABILITIES:
          Deferred Income Taxes                                      --
          Pension Liability                                          --
          Long term capital lease obligations                        --
          Minority interest                                          --
          Other Long-Term Liabilities                                --
TOTAL OTHER LIABILITIES                                              --

LIABILITIES SUBJECT TO COMPROMISE 3RD PARTY:                         --
LIABILITIES SUBJECT TO COMPROMISE INTERCOMPANY:                      --

STOCKHOLDER'S EQUITY
          Common Stock                                               --
          Additional Paid-in Capital                              8,592
          Retained Earnings                                      (3,425)
          Currency Translation Adjustment                            --
          Less:  Treasury Stock at Cost                              --
                                                           ------------
TOTAL STOCKHOLDER'S EQUITY                                        5,167
                                                           ------------
TOTAL LIABILITIES AND OWNERS EQUITY                        $      5,173
                                                           ------------


NOTE: Subject to quarter end review and adjustments.

IN RE: SLI LIGHTING SOLUTIONS             CASE NO.: 02-12605
                                  REPORTING PERIOD: Oct. 28, 2002 - Dec. 1, 2002


                                  BALANCE SHEET
                                    $US (000)

                                                             BOOK VALUE
                                                              AT END OF
                                                              CURRENT
SLI LIGHTING SOLUTIONS                                    REPORTING MONTH
--------------------                                      ---------------
                                                              NOVEMBER
                                                          ---------------

CURRENT ASSETS
          Cash and Cash Equivalents                                  --
          Accounts Receivable                                     1,866
          Income Tax Receivable                                      --
          Receivables from Shareholder                               --
          Inventories                                                --
          Prepaid Income Taxes                                       --
          Prepaid Expenses and Other Current Assets                  --
          Intercompany Receivables                                  569
                                                           ------------
TOTAL CURRENT ASSETS                                              2,435
                                                           ------------
PROPERTY AND EQUIPMENT
          Gross PPE                                                  --
          Less: Accumulated Depreciation                             --
TOTAL PROPERTY AND EQUIPMENT                                         --

OTHER ASSETS
          Investments in Subsidiary                                  --
          Goodwill                                                   --
          Other Intangible Assets                                    --
          Deferred Charges                                           --
          Other Assets                                               --
                                                           ------------
TOTAL ASSETS                                               $      2,435
                                                           ------------
CURRENT LIABILITIES
          Short Term Notes Payable                                   --
          Current Portion of Long-Term Debt                          --
          DIP Facility                                               --
          Current Portion of Capital Lease Obligations               --
          Accounts Payable                                           --
          Customer Deposits                                          --
          Accrued Legal Expenses                                     --
          Other Accrued Expenses                                    209
          Accrued Start-up Costs                                     --
          Accrued Income Taxes Payable                               --
          Short-Term Deferred Taxes                                  --
          Intercompany Payables                                      --
                                                           ------------
TOTAL CURRENT LIABILITIES                                           209
                                                           ------------
LONG-TERM DEBT, Less current portion                                 --

SUBORDINATED DEBT DUE TO RELATED PARTY,                               4
Less Current Portion                                                 --

OTHER LIABILITIES:
          Deferred Income Taxes                                      --
          Pension Liability                                          --
          Long term capital lease obligations                        --
          Minority interest                                          --
          Other Long-Term Liabilities                                --
TOTAL OTHER LIABILITIES                                              --

                                                           ------------
LIABILITIES SUBJECT TO COMPROMISE 3RD PARTY:                        226
                                                           ------------
LIABILITIES SUBJECT TO COMPROMISE INTERCOMPANY:                  50,497
                                                           ------------
STOCKHOLDER'S EQUITY
          Common Stock                                               --
          Additional Paid-in Capital                             17,002
          Retained Earnings                                     (65,503)
          Currency Translation Adjustment                            --
          Less:  Treasury Stock at Cost                              --
                                                           ------------
TOTAL STOCKHOLDER'S EQUITY                                      (48,501)
                                                           ------------
TOTAL LIABILITIES AND OWNERS EQUITY                        $      2,435
                                                           ------------


NOTE: Subject to quarter end review and adjustments.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re                                          Case Nos. 02-12599 through
SLI, INC.,                                     02-12608
CHICAGO MINIATURE OPTOELECTRONIC
TECHNOLOGIES, INC.,
ELECTRO-MAG INTERNATIONAL, INC.,               Chapter 11
CHICAGO-MINIATURE LAMP-SYLVANIA LIGHTING
INTERNATIONAL, INC.,
SLI LIGHTING PRODUCTS, INC.,                     Judge Honorable Mary F. Walrath
SLI LIGHTING COMPANY,
SLI LIGHTING SOLUTIONS, INC., AND
CML AIR, INC.,

Debtors.


STATE OF MASSACHUSETTS                    )
                                          )
COUNTY OF NORFORK                         )

                STEPHEN N. CUMMINGS, hereby declares and states:


                  1. I am Executive Vice President of Finance and Tax for SLI, Inc. ("SLI"), a corporation organized under the laws of the State of Oklahoma and one of the Debtors and Debtors in possession in the above-captioned chapter 11 cases (the "Debtors"). SLI is the direct or indirect parent of each of the other Debtors. I am familiar with the Debtors' day-to-day operations, business affairs and books and records.

                  2. All statements in this Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtor, or my opinion based upon my experience and knowledge of the Debtors' operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents or opinion. I am authorized to submit this Declaration on behalf of the Debtors.

                  3. To the best of my knowledge, the Debtors have filed all necessary federal, state and local tax returns and made all required postpetition tax payments in connection therewith on a timely basis.


Dated: January 8, 2003                   Respectfully submitted,
       ------- --
Canton, Massachusetts                    /s/ Stephen N. Cummings
                                         --------------------------------------
                                         Stephen N.Cummings
                                         Executive Vice President
                                         SLI, Inc.

IN RE: SLI INC. ET AL.                    CASE NO.: 02-12599 through 02-12608
                                  REPORTING PERIOD: Oct. 28, 2002 - Dec. 1, 2002




                         SUMMARY OF POST PETITION DEBTS
                                    $US (000)

ACCOUNTS PAYABLE AGING      CASE #      CURRENT     PAST DUE       TOTAL
----------------------      ------    ----------   ----------   ----------

SLI Inc.(1)                02-12608   $    1,451   $       --   $    1,451
SLI Lighting Products      02-12603          304           --          304
SLI Lighting Company       02-12604           --           --           --
SLI Lighting Solutions     02-12605           --           --           --
                                      ----------   ----------   ----------
Total                                 $    1,755   $       --   $    1,755
                                      ----------   ----------   ----------


1) SLI Inc. consolidated includes the following entities: SLI Inc., Chicago Miniature Optoelectronic Technologies, Inc., Electro-Mag International, Inc., Chicago-Miniature Lamp-Sylvania Lighting International, Inc., CML Air, Inc

IN RE: SLI INC. ET AL.                    CASE NO.: 02-12599 through 02-12608
                                  REPORTING PERIOD: Oct. 28, 2002 - Dec. 1, 2002


                       ACCOUNTS RECEIVABLE RECONCILIATION
                                    $US (000)

                                                                                       SLI LIGHTING    SLI LIGHTING   SLI LIGHTING
                                                                        SLI INC.(1)      PRODUCTS        COMPANY        SOLUTIONS
              ACCOUNTS RECEIVABLE RECONCILIATION                         02-12608        02-12603        02-12604       02-12605
              ----------------------------------                       ------------    ------------    ------------   ------------
Total Accounts Receivable at the beginning of the reporting period     $     14,873    $      9,597    $         --   $      2,585
+ Amounts billed during the period                                            7,786           4,511              --             --
- Amounts collected during the period                                        (7,204)         (4,385)             --             --
+Adjustments                                                                   (799)         (3,130)             --           (719)
                                                                       ------------    ------------    ------------   ------------
Total Accounts Receivable at the end of the reporting period           $     14,656    $      6,593    $         --   $      1,866
                                                                       ============    ============    ============   ============

1) SLI Inc. consolidated includes the following entities: SLI Inc., Chicago Miniature Optoelectronic Technologies, Inc., Electro-Mag International, Inc., Chicago-Miniature Lamp-Sylvania Lighting International, Inc., CML Air, Inc

IN RE: SLI INC. ET AL.                    CASE NO.: 02-12599 through 02-12608
                                  REPORTING PERIOD: Oct. 28, 2002 - Dec. 1, 2002


                            ACCOUNTS RECEIVABLE AGING
                                    $US (000)

ACCOUNTS RECEIVABLE AGING             CURRENT      1-30        31-60       61+        TOTAL     OTHER AR     ALLOWANCE    TOTAL A/R
-------------------------             -------  ----------  ----------  ----------  ----------  ----------   ----------   ----------

SLI Inc.(1)                 02-12608  $ 5,452  $    5,596  $    1,450  $    2,933  $   15,432  $      212   $     (987)  $   14,656
SLI Lighting Products       02-12603    5,612       1,051         348       2,783       9,793          --       (3,200)       6,593
SLI Lighting Company        02-12604       --          --          --          --          --          --           --           --
SLI Lighting Solutions      02-12605       --          47          --       2,539       2,586          --         (720)       1,866
                                      -------  ----------  ----------  ----------  ----------  ----------   ----------   ----------
Total                                 $11,064  $    6,693  $    1,797  $    8,255  $   27,810  $      212   $   (4,907)  $   23,115
                                      =======  ==========  ==========  ==========  ==========  ==========   ==========   ==========

1) SLI Inc. consolidated includes the following entities: SLI Inc., Chicago Miniature Optoelectronic Technologies, Inc., Electro-Mag International, Inc., Chicago-Miniature Lamp-Sylvania Lighting International, Inc., CML Air, Inc

IN RE: SLI INC. ET AL.
                                          CASE NO.: 02-12599 through 02-12608
                                  REPORTING PERIOD: Oct. 28, 2002 - Dec. 1, 2002


                        CONSOLIDATED DEBTOR QUESTIONNAIRE

================================================================================
MUST BE COMPLETED EACH MONTH                                            YES/NO
--------------------------------------------------------------------------------

1. Have any assets been sold or transferred outside the normal            No
   course of business this reporting period? If yes, provide an explanation below.

2. Have any funds been disbursed from any account other than a            No
   debtor in possession account this reporting period? If yes, provide an explanation.

3. Have all postpetition tax returns been timely filed? If no,           Yes
   provide an explanation.

4. Are workers compensation, general liability and other necessary       Yes
   insurance coverages in effect? If no, provide an explanation.
================================================================================

                                    EXHIBIT B

                                    EXHIBIT B
                                  Service List

DEBTORS:

Bob Mancini
SLI Corporate Headquarters
500 Chapman Street
Canton, MA 02021
Tel:     781-828-2948
Fax:     781-828-2012
(ELECTRONIC MAIL)

Ray Dombrowski
SLI, Inc.
500 Chapman Street
Canton, MA 02021
Tel:     781-828-2948
Fax      781-828-2012
(ELECTRONIC MAIL)

UNITED STATES TRUSTEE:

Mark S. Kenney, Esq.
Office of the U.S. Trustee
844 King Street
Wilmington, DE  19899
Tel:     302-573-6491
Fax:     302-573-6497
(HAND DELIVERY)

COUNSEL FOR PREPETITION AND
POSTPETITION LENDERS:

Brian Trust, Esq.
William D. Gardner, Esq.
Mayer, Brown, Rowe & Maw
1675 Broadway
New York, NY 10019-5820
Tel:     212-506-2570
Fax:     212-849-5570
(OVERNIGHT COURIER)

Margaret Manning, Esq.
Selinda A. Melnik, Esq.
Buchanan Ingersoll Professional
Corporation
1201 N. Market Street
Suite 1501
Wilmington, DE 19801
Tel:     302-428-5525
Fax:     302-429-3996
(HAND DELIVERY)

COUNSEL FOR OFFICIAL COMMITTEE
OF UNSECURED CREDITORS:

David M. Fournier, Esq.
Pepper Hamilton LLP
1201 Market Street, Suite 1600
P.O. Box 1709
Wilmington, DE 19899-1709
Tel:     302-777-6500
Fax:     302-656-8865
(HAND DELIVERY)

Robert S. Hertzberg, Esq.
Pepper Hamilton LLP
100 Renaissance Center, 36th Floor
Detroit, MI 48243-1157
Tel:     313-259-7110
Fax:     313-259-7926
(BY OVERNIGHT COURIER)